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                                 UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2005

                             NEW VISUAL CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

            Utah                                                 95-4545704
----------------------------                                 -------------------
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                     0-21875
                            ------------------------
                            (Commission File Number)


            5920 Friars Road, Suite 104, San Diego, California 92108 (Address of principal executive offices, including Zip Code)

                                 (619) 692-0333
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 6, 2005, New Visual Corporation (the "Company") entered into an Exchange Agreement (the "Exchange Agreement") with Zaiq Technologies, Inc., a Delaware corporation ("Zaiq"), pursuant to which the Company issued to Zaiq 4,651,163 shares (the "New Common Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), and a promissory note in the principal amount of $2,392,000 (the "Promissory Note") in exchange for the surrender by Zaiq of 3,192 shares (the "Series B Shares") of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"). The Company issued the Series B Shares to Zaiq pursuant to a Receivables Purchase and Stock Transfer Restriction Agreement dated as of April 17, 2002. The Series B Shares had an aggregate liquidation preference of $3,192,000 and constituted all of the Series B Preferred Stock issued and outstanding as of the date of the Exchange Agreement. The Series B Shares were cancelled upon the closing of the Exchange Agreement.

         The Exchange Agreement provides that, subject to certain exceptions, if the Company, at any time prior to the payment in full of the amount due under the Promissory Note, issues Common Stock or securities convertible into or exercisable for shares of Common Stock at a price below the fair market value of the Common Stock or such securities (a "Below Market Issuance"), then the Company shall issue to Zaiq additional shares of Common Stock ("Additional Common Shares") in an amount that is determined in accordance with a formula that takes into consideration both the number of shares of Common Stock or other securities issued and the total consideration received by the Company in such Below Market Issuance.

         Under the Exchange Agreement, if the Company proposes to file a registration statement registering the sale of its securities under the Securities Act of 1933, as amended (the "Securities Act"), then Zaiq is entitled to have the Company include in such registration statement any New Common Shares and Additional Common Shares then held by Zaiq and not permitted to be sold under Rule 144 under the Securities Act without volume or other restrictions or limits.

         The Exchange Agreement provides that, notwithstanding any registration thereof, Zaiq will not sell any New Common Shares before the first anniversary of the date of the Exchange Agreement and thereafter will sell in any quarter no more than the sum of one third of the New Common Shares (subject to adjustment) and one third of any Additional Common Shares issued as of the date of such sale.

         The Exchange Agreement provides that, until the payment in full of the amount due under the Promissory Note, without the consent of Zaiq the Company may not merge, liquidate, repurchase shares of capital stock, declare a dividend, create a subsidiary, invest in any other entity or issue securities.



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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         On April 5, 2005, pursuant to the Exchange Agreement described above under Item 1.01, the Company issued the Promissory Note to Zaiq. The Promissory Note has a principal amount of $2,392,000 and bears interest at the rate of 7% per annum compounded quarterly. The principal amount of the Promissory Note and interest accrued thereon is due and payable in four equal quarterly installments beginning on the first anniversary of the date of the Promissory Note. Unless an Event of Default (as defined below) has occurred and is continuing, the principal amount of the Promissory Note decreases by $797,333.33 on each of the six-month and twelve-month anniversaries of the date of the Promissory Note.

         The Company has the right to prepay the outstanding principal amount of the Promissory Note and any accrued interest thereon in whole or in part without penalty or premium at any time. The Company is required to pay to Zaiq 10% of the proceeds of any new financing consummated within 90 days of the date of the Promissory Note and 20% of the proceeds of any new financing consummated thereafter through the first anniversary of the Promissory Note in prepayment of the amount due under the Promissory Note.

         The principal amount of the Promissory Note and any accrued and unpaid interest thereon becomes immediately due and payable upon the occurrence of certain events specified in the Promissory Note (each, an "Event of Default"), including: the failure of the Company to timely pay any amount due under the Promissory Note; the failure of the Company to perform any of its other obligations under the Promissory Note of the Exchange Agreement; certain bankruptcy and insolvency event; the entry of a judgment in excess of $500,000 against the Company; the suspension from listing or the delisting of the Common Stock from the principal market on which it is listed for trading; and a merger, sale or other transaction resulting in a change in control of the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

         In addition, On April 5, 2005, the Company issued to each of Brad Ketch, the Company's Chief Executive Officer, and Ray Willenberg, the Company's Executive Vice President, 1,000,0000 shares of the Company's common stock, par value $.001 per share ("Common Stock"), and an option to purchase 6,000,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the Over the Counter Bulletin Board on the date of grant (each, an "Option"). 1,000,000 of the shares for which each Option may be exercised vest upon the Company's consummation of a capital financing from which the Company receives gross proceeds of at least $3.5 million and 6,000,000 of the shares for which each Option may be exercised vest upon the Company's release of a beta version of its semiconductor technologies.

         The issuances of the securities were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

         None.

     (b) Pro Forma Financial Information

         None.

     (c) Exhibits:

         None.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2005

                                       By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer